EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Greenwind NRG Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:   January 27, 2016

/s/ Jerwin Alfiler
Jerwin Alfiler
President, Secretary, Treasurer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)